                                ESCROW AGREEMENT


         THIS AGREEMENT made this 19th day of December, 1997.

AMONG:

                                      MARIUSZ RYBAK, ANDY RYBAK, ALAN GREENE
                     and RESEARCH CORPORATION TECHNOLOGIES,
                                    INC.

                    (hereinafter jointly and severally called the "Security
                                    Holders")

                                                           OF THE FIRST PART

                                            - and -

                                            CIBC MELLON TRUST COMPANY

                                            (hereinafter called the "Trustee")

                                                       OF THE SECOND PART

                                            - and -

                                       IDS INTELLIGENT DETECTION SYSTEMS INC.

                                            (hereinafter called the "Issuer")

                                                           OF THE THIRD PART


WHEREAS the Security Holders presently own or are about to receive additional securities of the Issuer;

         AND WHEREAS in furtherance of complying with the requirements of The Toronto Stock Exchange (the "Exchange"), the Security Holders are desirous of depositing in escrow certain securities of the Issuer owned and/or to be received by them;

         AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;




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AND  WHEREAS  the  foregoing  statements  of fact and  recitals  are made by the parties hereto except the Trustee;

         NOW THEREFORE this agreement witnesseth that in consideration of the aforesaid agreements, and of the sum of one dollar ($1.00) now paid by the parties hereto, each to the other (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holders covenant and agree with the Issuer and with the Trustee and the Issuer and the Trustee covenant and agree each with the other and with the Security Holders as follows:

1. Each of the Security Holders hereby places and deposits in escrow those of its securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" hereto (the "Deposited Securities") with the Trustee and hereby undertakes and agrees forthwith to deliver those certificates (including any replacement securities or certificates if and when such are issued or allotted) to the Trustee for deposit in escrow.

2. The parties hereby agree that the securities and the beneficial ownership of or any interest in Deposited Securities and the certificates representing them (including any replacement certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without the express consent, order or direction in writing of the Exchange and the Quebec Securities Commission being first had and obtained or except:

                  (i) as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatsoever person, firm or corporation shall be legally entitled to be or become the registered owner thereof; or

                  (ii) in circumstances where one or more persons or companies, each being at arm's length (as such term is defined in the Income Tax Act (Canada)) to the Security Holders, (the "Offeror") makes either (A) a bona fide take-over bid by way of circular (as contemplated by the Ontario Securities Act) or
                  (B) a bona fide take-over bid (as contemplated under the rules of the Exchange) through the facilities of the Exchange, to acquire all the common shares of the Issuer and to all holders of common shares on the same terms, the Trustee may upon receiving written direction from the each Security Holder tender to any such take-over bid the share certificates representing the number of Deposited Securities the Security Holder desires to have deposited under such take-over bid (the "Bid Securities") provided that the Trustee receives from the Offeror either before or concurrently with the tendering of the Bid Securities a certificate of an authorized signing officer of the Offeror to the effect that the terms and conditions of the take-over bid have been met or satisfied and that the



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                  Offeror is irrevocably obligated to, and will, take up and pay for all securities deposited under the take-over bid; however, for greater certainty, the Trustee shall take appropriate steps to ensure that if all the terms and conditions of the take-over bid are not met or satisfied or all the securities duly deposited thereunder are not taken up and paid for, the Bid Securities shall not be taken up or paid for and shall remain in escrow subject to the terms and provisions of this agreement.

         It is understood that the Exchange and the Quebec Securities Commission consent to release from escrow and the Trustee shall, without the need to obtain prior consent of the parties hereto, automatically release from escrow the Securities held by the Trustee to each Security Holder on a pro rata basis as follows:

         a. forthwith after the date which is twelve (12) months following the date that the Exchange lists the Issuer's Common Shares (hereinafter referred to as the "First Release Date"), 25% of the Deposited Securities;

         b. forthwith after the date which is the first, second and third anniversaries of the First Release Date, on each such date 25% of the Deposited Securities; and

         c. any release of Deposited Securities, other than in accordance with the provisions of this section, shall be effected only with the written consent of the Exchange and the Quebec Securities Commission, and otherwise upon request of the Security Holders.

3. The Security Holders hereby direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof except with and as directed by the written consent, order or direction of the Exchange and the Quebec Securities Commission or except in accordance with Section 2 of this agreement. The Trustee hereby accepts the responsibilities placed on it hereby and agrees to perform the same in accordance with the terms hereof and the written consents, orders or directions of the Exchange.




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4. So long as any of the Deposited Securities remain on deposit with the Trustee pursuant to this agreement:

         a. the Security Holders shall have the right to exercise all voting rights attached to the Deposited Securities deposited by the Security Holders hereunder and the Trustee or its nominee shall from time to time execute and deliver to the Security Holders or their nominees suitable authorities or proxies to permit the Security Holders to exercise such voting rights;

         b. the Security Holders shall have the right to receive all amounts paid or distributed in cash or in specie by way of dividend or redemption by the Issuer or other distribution on or in respect of the Deposited Securities deposited by the Security Holders, and upon receipt of such amounts or property, the Trustee shall cause them (less any tax required to be withheld) to be paid to the Security Holders; and

         c. upon receipt by the Trustee of any warrant or other document evidencing rights to subscribe for Shares or any other security of the Issuer convertible or exchangeable into Shares granted in respect of the Deposited Securities, the Trustee shall give timely notice of such receipt to the Security Holders and shall carry out their instructions in connection with such warrant or rights.

5.       The Trustee:

         a. shall have no responsibility in respect of any of the Deposited Securities deposited with it pursuant hereto, except to deal with them in accordance with the provisions of this agreement and shall have no liability or responsibility arising under any other agreement including any agreement referred to in this agreement, to which the Trustee is not a party;

         b. may retain and act on the advice of legal counsel (who may be counsel for any of the parties hereto) and advisors and shall be fully protected in acting and relying in accordance with such advice. The Issuer shall pay or reimburse the Trustee for reasonable expenses and disbursements of such counsel or advisors;

         c. shall not be required to defend any legal proceedings which may be instituted against it in respect of or arising out of anything herein contained unless requested so to do by a party hereto and indemnified to its reasonable satisfaction against the cost and expense of such defence;

         d. shall have no responsibility for the genuineness or validity of any securities, documents or other things deposited with it and shall be fully protected in acting and relying in accordance with any written instructions given to it hereunder and



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reasonably  believed  by it to have been signed by the proper  person,  party or parties; and

         e. except for its acts of negligence or misconduct, shall not be liable for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law and the Issuer and the Security Holders, jointly and severally, agree to indemnify and save harmless the Trustee from and against all claims, demands, actions, suits or other proceedings by whomsoever made, prosecuted or brought and from all loss, costs, damages and expenses in any manner based upon, occasioned by or attributable to any act of the Trustee in the execution of its duties hereunder. This provision shall survive the resignation or removal of the Trustee or the termination of this agreement.

6. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance.

         The Issuer agrees to pay in advance the Trustee's fees as may be agreed from time to time with the Issuer, together with the Trustee's expenses and disbursements. Notwithstanding any provision contained in this agreement the Issuer and the Security Holders agree that if any of the Trustee's fees, expenses and disbursements remain unpaid, the Trustee may withhold the release of any Deposited Securities until such fees, expenses and disbursements are paid in full.

7. If the Trustee should wish to resign, it shall give at least sixty (60) days notice to the Issuer, which may, with the written consent of the Exchange, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

         Upon the effective date (the "Effective Date") of resignation, if the Exchange has not appointed a successor Trustee, the Security Holders may appoint a successor Trustee. Failing such appointment by the Security Holders within thirty (30) days from the Effective Date, the Trustee shall return the Securities to the Issuer to be held in trust for the Security Holders and the duties and obligations of the Trustee shall cease immediately.

8. The written consent, order or direction of the Exchange as to a release from escrow of all or part of the said securities shall terminate this agreement only in respect to those securities so released. For greater certainty, this clause does not apply to securities transferred within escrow.

9. If the Issuer is delisted by the Exchange, thereafter any consent, order or direction of the Exchange herein required will, instead, require the consent, order or direction of the Ontario Securities Commission and the Quebec Securities Commission.



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10. This  agreement may be executed by facsimile  and/or in several parts in the same form and such parts as so executed shall together form one original agreement, and such parts if more than one shall be read together and construed as if all the signing parties hereto had executed one copy of this agreement.

11. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

12. Any notice, direction or other communication hereunder shall be in writing and shall be made by delivery or telecopy,

if to the Issuer addressed to:

                  66 Slater Street
                  6th Floor
                  Ottawa, Ontario
                  K1P 5H1

                  Attention:        Chief Financial Officer
                  Telecopier:       (613) 230-3805

if to Mariusz Rybak or Andy Rybak addressed to:

                  c/o 66 Slater Street
                  6th Floor
                  Ottawa, Ontario
                  K1P 5H1

                  Telecopier:       (613) 230-3805

if to Alan Greene addressed to:

                  6 Beach Drive
                  Darien, Connecticut 06820
                  U.S.A.

                  Telecopier:       (203) 655-9493




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if to Research Corporation Technologies, Inc. addressed to:

                  101 N. Wilmot Road, Suite 600
                  Tucson, AZ 85711-3335
                  U.S.A.

                  Telecopier:  (520) 748-0025

if to the Trustee addressed to:

                  CIBC Mellon Trust Company
                  393 University Avenue
                  5th Floor
                  Toronto, Ontario
                  M5G 2M7

                  Attention:        VP - Client Services
                  Telecopier:       (416) 813-5555

13. This agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns. Any corporation with which the Trustee may be merged or consolidated or amalgamated, or any corporation succeeding to the business of the Trustee shall be successor to the Trustee hereunder without any further act on its part or of any of the parties hereto.


H:\USERS\STEVEN\IDS\EXHIBITS\ESCROWAG.WPD

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14. This  agreement  shall be governed by and construed in  accordance  with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

         IN WITNESS whereof the parties hereto have executed these presents the day and year first above written.

Signed, Sealed and Delivered                     )
  in the presence of                             )
                                                 )   "signed"
                                                 )   MARIUSZ RYBAK
                                                 )
                                                 )
                                                 )   "signed"
                                                 )   ANDY RYBAK
                                                 )
                                                 )
                                                 )   "signed"
                                                 )   ALAN GREENE

                                                     RESEARCH CORPORATION
                                                     TECHNOLOGIES, INC.

                                                     "signed"
                                      Per:

                                                     "signed"
                                      Per:

                                                     CIBC MELLON TRUST COMPANY

                                                     "signed"
                                      Per:

                                                     "signed"
                                      Per:

                                                     IDS INTELLIGENT DETECTION
                                                     SYSTEMS INC.

                                                     "signed"
                                      Per:



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                                  SCHEDULE "A"


       Name of                 Beneficial            Number of      Certificate
   Security Holder                Owner              Securities       Number

Mariusz Rybak               Mariusz Rybak            2,152,973          74

Andy Rybak                  Andy Rybak               2,152,973          75

Alan Greene                 Alan Greene              1,845,405          76

Research Corporation        Research Corporation     1,690,333          77
Technologies, Inc.          Technologies, Inc.